Acquisitions, Investments and Disposals: Schedule 2 of pro-forma condensed consolidated income statement data (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue, net	$ 12,548,035	$ 9,793,988	$ 5,951,436
Net income	$ 688,495	$ 655,968	$ 243,420
Business Acquisition, Pro Forma Income (Loss) , Per Share, Basic	$ 1.47	$ 1.55	$ 0.26